                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)             March 15, 2002
                                                                  --------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
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             (Exact name of registrant as specified in its charter)

          (As Servicer on behalf of WACHOVIA CREDIT CARD MASTER TRUST)



   Laws of the United States           033-99442-01              51-0269396
   -------------------------           ------------              ----------
(State or other jurisdiction of  (Commission File Number)       (IRS Employer
 incorporation or organization)                           Identification Number)



201 North Walnut Street, Wilmington, Delaware                           19801
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(Address of principal executive offices)                              (Zip Code)


                          302/594-4000
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Registrant's telephone number, including area code

                               NA
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(Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events

         The Registrant hereby incorporates by reference the information contained in Exhibit 28 hereto in response to this Item 5.

Item 7.  Financial Statements, Pro Forma financial Statements and Exhibits
                  See separate index to exhibits.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   FIRST USA BANK, NATIONAL ASSOCIATION
                                   As Servicer on behalf of WACHOVIA CREDIT CARD MASTER TRUST



                                   By:  /s/ Tracie H. Klein
                                        -------------------------------------
                                        Name:  Tracie H. Klein
                                        Title: First Vice President





Date:  March 15, 2002
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                                INDEX TO EXHIBITS

Exhibit Number    Exhibit
--------------    -------

   28.1           Excess Spread Analysis
   28.2           Series 1999-1 Monthly Servicing Certificate - February 28,
                  2002
   28.3           Monthly Series 1999-1 Certificateholder's Statement - February
                  28, 2002
   28.4           Series 2000-1 Monthly Servicing Certificate - February 28,
                  2002
   28.5           Monthly Series 2000-1 Certificateholders' Statement - February
                  28, 2002